Exhibit 99.2

MOUNTAIN STATES HOLDINGS, INC.
(Renamed Better Biodiesel, Inc.
on September 20, 2006)

FINANCIAL REPORT

SEPTEMBER 29, 2006

C  O  N  T  E  N  T  S

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1 and 2

BALANCE SHEET	3
CONSOLIDATED STATEMENT OF OPERATIONS	4
CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY	5
CONSOLIDATED STATEMENT OF CASH FLOWS	6
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	7 - 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Mountain States Holdings, Inc.
(Renamed Better Biodiesel, Inc.)
Orem, Utah

We have audited the accompanying balance sheet of Mountain States Holdings, Inc. renamed Better Biodiesel, Inc., on September 20, 2006, as of September 29, 2006, and the related consolidated statement of operations, stockholders’ equity, and cash flows for the Company and its two former subsidiaries for the period from January 1, 2006 through September 29, 2006.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mountain States Holdings, Inc., (renamed Better Biodiesel, Inc.) as of September 29, 2006, and the consolidated results of the operations and cash flows for the Company and its two former subsidiaries for the period from January 1, 2006 through September 29, 2006, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1, these are the financial statements of the Company showing its prior operations, which were spun-off to two stockholders in exchange for common shares.  All future financial statements of the Company, under the name Better Biodiesel, Inc., will show the operations of a new wholly-owned subsidiary it acquired on September 29, 2006.

/S/ PETERSON SULLIVAN PLLC

December 11, 2006
Seattle, Washington

MOUNTAIN STATES HOLDINGS, INC.
(Renamed Better Biodiesel, Inc.)

BALANCE SHEET
September 29, 2006

ASSETS

Total assets	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY

Total liabilities	$—

Stockholders’ Equity
Preferred stock, no par value, 5,000,000 shares authorized, none issued	—
Common stock, no par value, 200,000,000 shares authorized, 2,000,001 issued and outstanding	—

Total stockholders’ equity	—

Total liabilities and stockholders’ equity	$—

See Notes to Consolidated Financial Statements

MOUNTAIN STATES HOLDINGS, INC.
(Renamed Better Biodiesel, Inc.)

CONSOLIDATED STATEMENT OF OPERATIONS
For the Period from January 1, 2006 through September 29, 2006

Fees from Loan Activities	$193,152
Cost of Loan Activities	62,293

Gross profit	130,859

Operating Expenses
Salaries, payroll taxes and benefits	130,949
Depreciation	8,558
Advertising and promotion	1,281
Rent expense	24,300
Other operating expense	74,622

Total operating expenses	239,710

Operating income (loss)	(108,851)

Other Income (Expenses)
Interest income	124
Interest (expense)	(3,950)

Total other income (expenses)	(3,826)

Net (Loss)	$(112,677)

Basic net loss per common share	$(0.05)

Weighted average basic shares outstanding	2,134,191

See Notes to Consolidated Financial Statements

MOUNTAIN STATES HOLDINGS, INC.
(Renamed Better Biodiesel, Inc.)

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
For the Period from January 1, 2006 through September 29, 2006
(Common stock restated to reflect two-for-one reverse split)

					Additional
	Preferred Stock		Common Stock		Paid-in	Accumulated
	Shares	Amount	Shares	Amount	Capital	Deficit	Total
Balance at December 31, 2005	—	$—	2,150,000	$572,455	$187,837	$(573,563)	$186,729

Aug. 15, 2006 — Sale of common stock at $0.50 per pre-split share	—	—	12,500	12,500	—	—	12,500

Net loss for the period from January 1, 2006 through August 31, 2006	—	—	—	—	—	(112,677)	(112,677)

Aug. 31, 2006 — Common shares returned and cancelled in exchange for two former subsidiaries	—	—	(162,500)	(584,955)	(187,837)	686,240	(86,552)

Sept. 29, 2006 — Share arising in stock split	—	—	1	—	—	—	—

Balance at September 29, 2006	—	$—	2,000,001	$—	$—	$—	$—

See Notes to Consolidated Financial Statements

MOUNTAIN STATES HOLDINGS, INC.
(Renamed Better Biodiesel, Inc.)

CONSOLIDATED STATEMENT OF CASH FLOWS
For the Period from January 1, 2006 through September 29, 2006

Cash Flows From Operating Activities
Net loss	$(112,677)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	8,558
Changes in operating assets and liabilities
Increase in prepaid expenses	(28)
Increase in accounts payable, accrued expenses and other current liabilities	31,864

Net cash used in operating activities	(72,283)

Cash Flows From Financing Activities
Payments on capital leases and line of credit	(10,030)
Proceeds from sale of common stock	12,500
Cash distributed to stockholders in sale of subsidiaries	(12,653)

Net cash used in financing activities	(10,183)

Net Decrease In Cash and Cash Equivalents	(82,466)

Cash and Cash Equivalents, beginning of period	82,466

Cash and Cash Equivalents, end of period	$—

Interest paid on a cash basis	$3,950

Income tax paid on a cash basis	$—

See Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Organization and Description of Business

Mountain States Holdings, Inc. (“the Company”) is a Colorado corporation and is a “C” corporation for federal income tax purposes.  The Company was renamed Better Biodiesel, Inc. (“BBD”) on September 20, 2006, in anticipation of a merger on September 29, 2006, when it acquired all of the LLC Member Units of Domestic Energy Partners, LLC, (“DEP”), a Utah limited liability corporation.  The Company had two wholly-owned subsidiaries comprising all of its assets and liabilities.  These subsidiaries were spun off to two stockholders on August 31, 2006, in exchange for the return of common shares.  At the time of the acquisition of DEP, the Company had zero assets and zero liabilities.  It had 2,000,001 shares of common stock issued and outstanding carried at zero value.

The statements of operations, stockholders’ equity, and cash flows in the financial statements show the consolidated results of the Company through the date of the spin-off of its two former subsidiaries, with all intercompany transactions eliminated.  The Company had no operations after August 31, 2006, through September 29, 2006.  The balance sheet in the financial statements is for the Company after the spin-off, immediately prior to its acquisition of DEP.

These are the final financial statements of the Company showing its prior operations.  All future financial statements, prepared under the name BBD, will show the operations of DEP as its new wholly-owned subsidiary.

Note 2.  Significant Accounting Policies

As of the balance sheet date, the Company had no assets, liabilities, or operations.  It had shares of common stock issued and outstanding but carried at zero value.  Consequently, the only significant accounting policies applicable to the Company are set forth below.

Income Taxes

As a result of the merger described in Note 1, at September 29, 2006, there are no material net operating tax losses available to the Company.

Loss Per Share

Potential common shares are those issuable upon the conversion or exercise of other potentially dilutive securities such as preferred stock, options, and warrants.  In these financial statements, only basic loss per share is shown because there are no other potentially dilutive securities issued or outstanding.

The calculation of weighted average basic shares outstanding reflects a two-for-one reverse stock split in September 2006.  The accompanying financial statements are presented on a post-split basis.  Basic loss per share is computed by dividing net loss by the weighted average number of common shares outstanding during the reporting period.

Recent Accounting Developments

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes, (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  FIN 48 is effective for financial statements as of January 1, 2007.  The Company has not yet determined the effect of applying FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not require any new fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Company does not believe the application FAS 157 will change its financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, (“FAS 158”).  FAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multi-employer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income.  FAS 158 is effective for financial statements as of December 31, 2006.  The Company does not believe that FAS 158 will have any effect on its financial statements.

Note 3.  Related Party Transactions

In August 2006, all of the Company’s assets and liabilities resided in two wholly-owned subsidiaries that were spun-off to two stockholders, one of whom was the former CEO of the Company, in exchange for 162,500 shares of the Company’s common stock.

Note 4.  Stockholders’ Equity

As of September 29, 2006, after the spin-off of the Company’s subsidiaries described in Note 3 and immediately prior to the merger described in Note 1, the Company had 2,000,001 shares of its common stock issued and outstanding.  The Company is authorized to issue a total of 200,000,000 shares of common stock.

The Company also has 5,000,000 shares of no par value preferred stock authorized but none is issued.  This class of stock is a “blank check” class in that the rights of such stock would be established at the time of its issuance.

Following the merger described in Note 1, the Company left in place an incentive stock option plan established in 2002.  No stock grants have been issued under the plan and the Company’s Board of Directors has not allocated any stock to the plan.  The Company has no other stock options or warrants issued or outstanding.

Note 5.  Subsequent Events

As described in Note 1, on September 29, 2006, the Company merged with DEP.  This merger is described in more detail in the financial statements for the Company, under the name BBD, as of September 30, 2006, and for the period from November 1, 2004 through that date.